Exhibit 99.1

PRESS RELEASE
For Immediate Release
Contact: Michael O. Banks – 570-200-1340

PENN MILLERS HOLDING CORPORATION
ANNOUNCES REVIEW OF STRATEGIC ALTERNATIVES

WILKES-BARRE, PA (August 15, 2011) – Penn Millers Holding Corporation (NASDAQ: PMIC), providing property and casualty insurance through its wholly owned subsidiary, Penn Millers Insurance Company, today announced its Board of Directors has authorized a review of strategic alternatives for the Company aimed at enhancing shareholder value. The Board of Directors has established a Special Committee consisting entirely of independent directors to review strategic alternatives. Willis Capital Markets & Advisory has been retained as exclusive financial advisor to the Special Committee.

Although the Company has high quality franchises, well-established agency relationships and state-of-the-art loss control and claim services in agribusiness and other specialty niches, its cost structure has historically been challenged by a relative lack of scale. Both the Company and the property and casualty insurance industry are experiencing a protracted soft pricing environment and increased catastrophic storm activity. Management has worked toward improving underwriting results by increasing the quality of the Company’s commercial lines book and continuing its focus on underwriting discipline while growing its agribusiness segment. The Company’s A- (Excellent) rating was recently reaffirmed by A.M. Best Company.

The process is ongoing and is expected to conclude this year. No further announcements are expected to be made until the conclusion of the process, except as required by law.

“Penn Millers’ Board and Management are committed to serving the best interests of shareholders and other stakeholders. All of our constituencies stand to benefit from building our valuable franchise. The entire Penn Millers’ team remains committed to our mission of providing superior insurance products and customer service,” said President and CEO Douglas A. Gaudet, CPCU.

Penn Millers Holding Corporation provides property and casualty insurance through its wholly owned subsidiary, Penn Millers Insurance Company. Penn Millers Insurance Company provides agribusiness insurance and commercial lines insurance in 34 states. The Company is located at 72 North Franklin Street in Wilkes-Barre, PA. The Company’s web address is www.pennmillers.com.

Some of the statements contained herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “stand to,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” or the negative of these terms or other terminology. Forward-looking statements, including results of the review of strategic alternatives, are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could affect the Company’s actual results include, among others, the fact that our loss reserves are based on estimates and may be inadequate to cover our actual losses; the uncertain effects of emerging claim and coverage issues on our business, including the effects of climate change; the geographic concentration of our business; an inability to obtain or collect on our reinsurance protection; a downgrade in the A.M. Best rating of our insurance subsidiaries; the impact of extensive regulation of the insurance industry and legislative and regulatory changes; a failure to realize our investment objectives; the effects of intense competition; the loss of one or more principal employees; the inability to acquire additional capital on favorable terms; a failure of independent insurance brokers to adequately market our products; and the effects of acts of terrorism or war. More information about these and other factors that potentially could affect our financial results is included in our Annual Report on Form 10-K, filed with the SEC and in our other public filings with the SEC. Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as of the date of this release. The Company undertakes no obligation to update any forward-looking statements.

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